                                                                     EXHIBIT 4.1

          Common Stock                                        Common Stock

             Number                                               Shares

            KF 04496

THIS CERTIFICATE IS TRANSFERABLE IN
RIDGEFIELD PARK, ILL. OR NEW YORK, NY

                           KORN/FERRY INTERNATIONAL         CUSIP 500643 20 0
                    --------------------------------------
EFFECTIVE SEPTEMBER 22, 1999                        EFFECTIVE SEPTEMBER 22, 1999
  THE PAR VALUE IS $0.01                               THE PAR VALUE IS $0.01

This certifies that





is the owner of

                                       Countersigned and Registered:
                                          CHASEMELLON SHAREHOLDER SERVICES, LLC.

                                       By: /s/ SPECIMEN

                                   Countersigned by Transfer Agent and Registrar

                                            AUTHORIZED SIGNATURE

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Korn/Ferry International transferable in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the transfer agent and registered by the registrar.
     Witness the seal of the corporation and the facsimile signatures of the duly authorized officers.

Dated:



          /s/ Peter L. Dunn          [SEAL]           /s/ Windle B. Priem

          Secretary                                  CHIEF EXECUTIVE OFFICER
                                                          AND PRESIDENT
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                           KORN/FERRY INTERNATIONAL


     Upon request to the Secretary of the Corporation or the transfer agent for the Common Stock, the Corporation will furnish to any shareholder, without charge, a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption of the stock of each class that the Corporation is authorized to issue, the differences in the relative rights and preferences between the shares of each series of the Corporation's stock to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series of stock.



     For Value received                  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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--------------------------------------------------------------------------------
                 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                    INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

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----------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said shares on the books of the within named Corporation, with full powers of substitution in the promises.

Dated:
      ------------------------------
                                         ------------------------------
                                                    Signature







Signature
Guaranteed:
           --------------------------





By
  -----------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION,
GENERALLY BANKS, STOCK BROKERS,
SAVINGS INSTITUTIONS AND CREDIT
UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE PROGRAM.